UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 22, 2014

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

All regulatory approvals have been obtained related to the merger of First Merchants and Community Bancshares. However, consummation of the merger remains subject to the approval of the shareholders of
Community Bancshares, Inc. If Community Bancshares shareholder approval is obtained, consummation of the merger is expected to occur on November 7, 2014.

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and Community Bancshares, Inc. (“Community Bancshares”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of the First Merchants and Community Bancshares will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and Community Bancshares’ past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

ADDITIONAL INFORMATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger will be submitted to Community Bancshares’ shareholders for their consideration. In connection with the proposed merger, First Merchants Corporation (“First Merchants”) has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (Registration No. 333-198661) that includes a Proxy Statement for Community Bancshares, Inc. (“Community Bancshares”) and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed transaction. The SEC declared the Form S-4 Registration Statement effective on October 2, 2014.  A definitive Proxy Statement and Prospectus was mailed to Community Bancshares shareholders on or about October 2, 2014. COMMUNITY BANCSHARES SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT AND PROSPECTUS REGARDING THE MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement and Prospectus, as well as other filings containing information about First Merchants, may be obtained at the SEC’s Web Site (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing First Merchants’ Web site http://www.firstmerchants.com) under the tab Investors, then under the heading Financial Information, and finally under the link to SEC Filings.

Community Bancshares and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Community Bancshares in connection with the proposed Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and Prospectus regarding the proposed merger when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: October 22, 2014